Lines of Credit and Debt	12 Months Ended
Dec. 31, 2011
Debt Instruments [Abstract]
Lines of Credit and Debt
Lines of Credit and Debt

The credit facilities available at December 31, 2011 total €406.6 million (approximately $526.1 million). This includes a €400.0 million syndicated multi-currency revolving credit facility expiring December 2016 of which €110.0 million (approximately $142.3 million) was utilized at December 31, 2011, and four other lines of credit amounting to €6.6 million with no expiration date, none of which were utilized as of December 31, 2011. The €400.0 million facility can be utilized in euro, U.K pound or U.S. dollar and bears interest of 0.8% to 2.35% above three months EURIBOR, or LIBOR in relation to any loan not in euro, and is offered with interest periods of one, two, three, six or twelve months. The commitment fee is calculated based on 35% of the applicable margin. No commitment fees were paid in 2011. The revolving facility agreement contains certain financial and non-financial covenants, including but not limited to, restrictions on the encumbrance of assets and the maintenance of certain financial ratios. We were in compliance with these covenants at December 31, 2011. There was no significant outstanding line of credit or short-term borrowings as of December 31, 2010. The credit facilities are for general corporate purposes.
At December 31, 2011, total long-term debt was approximately $447.6 million, $1.6 million of which is current. We believe that funds from operations, existing cash and cash equivalents, and availability of financing facilities as needed, will be sufficient to fund our debt repayments coming due in 2012.
Total long-term debt consists of the following:

(in thousands)	December 31, 2011	December 31, 2010
$500 million note payable bearing interest at LIBOR plus a variable margin, repaid in 2011	$—	$425,000
Notes payable to QIAGEN Euro Finance bearing interest at an effective rate of 3.97% due in December 2014	300,000	300,000
Notes payable to QIAGEN Finance bearing interest at an effective rate of 1.84% due in February 2024	145,000	145,000
R&D-related loan bearing interest at 3.50% due in 2013	2,103	3,006
Production-related loans bearing interest at an effective rates of 4.57% and 6.28% due in May and November 2015	519	—
Total long-term debt	447,622	873,006
Less current portion	1,617	75,835
Long-term portion	$446,005	$797,171

Ipsogen S.A., acquired in July 2011 as discussed in Note 4 above, carries two long-term bank debts. The first loan, effective as of May 25, 2009, was for €0.3 million, having an effective rate of 6.28% and monthly payments due through May 2015. The second loan, effective as of June 25, 2009, was for €0.3 million, having an effective rate of 4.57% and monthly payments due through November 2015. The fair value of both debts approximate their carrying values at December 31, 2011.
Future principal maturities of long-term debt as of December 31, 2011 are as follows:

Year ending December 31,	(in thousands)
2012	$1,617
2013	486
2014	300,000
2015	519
2016	—
thereafter	145,000
$447,622

Interest expense on long-term debt was $22.1 million, $24.9 million and $26.7 million for the years ended December 31, 2011, 2010 and 2009, respectively.
In May 2006, we completed the offering of $300 million of 3.25% Senior Convertible Notes due in 2026 (2006 Notes) through an unconsolidated subsidiary, QIAGEN Euro Finance. The net proceeds of the 2006 Notes were loaned by Euro Finance to consolidated subsidiaries and at December 31, 2011 and 2010, $300 million is included in long-term debt for the loan amounts payable to Euro Finance. These long-term notes payable to Euro Finance have an effective interest rate of 3.97% and are due in December 2014. Interest is payable semi-annually in May and November. The 2006 Notes were issued at 100% of principal value, and are convertible into 15.0 million common shares at the option of the holders upon the occurrence of certain events, at a price of $20.00 per share, subject to adjustment. QIAGEN N.V. has an agreement with Euro Finance to issue shares to the investors in the event of conversion. This subscription right, along with the related receivable, is recorded at fair value in the equity of QIAGEN N.V. as paid-in capital. The 2006 Notes cannot be called for the first 7 years and are callable thereafter subject to a provisional call trigger of 130% of the conversion price. In addition, the holders of the 2006 Notes may require QIAGEN to repurchase all or a portion of the outstanding Notes for 100% of the principal amount, plus accrued interest, on May 16, 2013, 2017 and 2022. Based on an estimation using available over-the-counter market information on the convertible bond issued by QIAGEN Euro Finance, the fair value of the 2006 Notes at December 31, 2011 was $311.6 million. We have reserved 15.0 million common shares for issuance in the event of conversion.
In August 2004, we completed the sale of $150 million of 1.5% Senior Convertible Notes due in 2024 (2004 Notes), through our unconsolidated subsidiary QIAGEN Finance. The net proceeds of the Senior Convertible Notes were loaned by QIAGEN Finance to consolidated subsidiaries in the U.S. and Switzerland and at December 31, 2011 and 2010, $145 million is included in long-term debt for the loan amounts payable to QIAGEN Finance. These long-term notes payable to QIAGEN Finance originally matured in July 2011. We refinanced the $145 million note, which was loaned under another agreement to another consolidated subsidiary, and is payable to QIAGEN Finance with an effective interest rate of 1.84% and is due in February 2024. This refinancing does not impact the amounts payable by QIAGEN Finance under the 2004 Notes. Interest is payable semi-annually in February and August. The 2004 Notes were issued at 100% of principal value, and are convertible into 11.5 million common shares at the option of the holders upon the occurrence of certain events at a price of $12.6449 per share, subject to adjustment. QIAGEN N.V. has an agreement with QIAGEN Finance to issue shares to the investors in the event of conversion. This subscription right, along with the related receivable, is recorded at fair value in the equity of QIAGEN N.V. as paid-in capital. The 2004 Notes may be redeemed, in whole or in part, at QIAGEN’s option on or after August 18, 2011, at 100% of the principal amount, provided that the actual trading price of our common shares exceeds 120% of the conversion price for twenty consecutive trading days. In addition, the holders of the 2004 Notes may require QIAGEN to repurchase all or a portion of the outstanding 2004 Notes for 100% of the principal amount, plus accrued interest, on August 18, 2014 and 2019. Based on an estimation using available over-the-counter market information on the convertible bond issued by QIAGEN Finance, the fair value of the 2004 Notes at December 31, 2011 was $167.0 million. We have reserved 11.5 million common shares for issuance in the event of conversion.